12. Capital Securities	12 Months Ended
Dec. 31, 2013
Trust preferred securities prepayment by underlying bank
Capital Securities

On January 21, 1998, Highlands Capital Trust I, issued $7,500 of 9.25% Capital Securities which will mature on January 15, 2028. The principal asset of the Trust is $7,500 of the Parent Company’s junior subordinated debt securities with like maturities and like interest rates to the Capital Securities.

The Capital Securities, the assets of the Trust and the common securities issued by the Trust are redeemable in whole or in part on or after January 15, 2008, or at any time in whole but not in part from the date of issuance on the occurrence of certain events.

The Capital Securities may be included in Tier I capital for regulatory capital adequacy purposes up to 25% of Tier I capital after its inclusion. The portion of the Capital Securities not considered as Tier I capital may be included in Tier II capital. Distributions to the holders of the Capital Securities are included in interest expense.

Subject to certain exceptions and limitations, the Company may elect from time to time to defer interest payments on the debt securities, which would result in a deferral of distribution payments on the related Capital Securities. In 2010, the Company began deferring interest payments on the debt securities held by Highlands Capital Trust I. As a result, distribution payments to holders of the Highlands Capital Trust I 9.25% Capital Securities are also being deferred.